UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004

MICROSTRATEGY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 9, 2004, Eric F. Brown notified MicroStrategy Incorporated (the “Company”) of his intention to resign as President and Chief Financial Officer of the Company. Mr. Brown’s resignation will be effective December 31, 2004.

On December 13, 2004, Arthur S. Locke III was appointed Vice President, Finance and Chief Financial Officer of the Company, effective January 1, 2005. Also on December 13, 2004, Michael J. Saylor was appointed President of the Company, effective January 1, 2005, a position he will assume in addition to his current positions as Chairman and Chief Executive Officer.

Mr. Locke, 41, has served as the Company’s Vice President, Finance and Worldwide Controller since January 2001. Prior to joining the Company, Mr. Locke served as Chief Financial Officer of Metropolitan Area Networks, a start-up wireless broadband company, from February 2000 to January 2001, and as Corporate Controller of EIS International, Inc., a publicly traded provider of solutions and applications for the call center industry, from March 1997 to February 2000. Mr. Locke is a certified public accountant and received a Bachelor of Science in Business Administration (BSBA) in Accounting and Computer Systems from American University.

Mr. Saylor, 39, has served as Chairman and Chief Executive Officer of the Company since founding the Company in November 1989. Mr. Saylor previously served as President of the Company from November 1989 to November 2000. Under an arrangement previously disclosed by the Company in its Proxy Statement filed on May 25, 2004 under the caption “Certain Relationships and Related Transactions”, which disclosure is incorporated herein by reference, Mr. Saylor is eligible to receive reimbursement in connection with the use of private aircraft for Company business. From January 1, 2003 through December 1, 2004, the Company paid to Mr. Saylor approximately $109,000 in such reimbursement, with an additional amount of approximately $14,000 subject to reimbursement, but not yet paid, for flights taken during such period.

A copy of the press release issued by the Company on December 14, 2004 in connection with the departure and appointment of officers described above is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Document
99.1	Press release regarding departure and appointment of officers, dated as of December 14, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2004	MicroStrategy Incorporated
(Registrant)

	By:	/s/ Michael J. Saylor
	Name:	Michael J. Saylor
	Title:	Chairman of the Board of Directors and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Press release regarding departure and appointment of officers, dated as of December 14, 2004